Exhibit 10.7

SECOND AMENDMENT

TO AMENDED AND RESTATED FINANCING AGREEMENT

SECOND AMENDMENT, dated as of September 30, 2006 (this "Amendment"), to the Amended and Restated Financing Agreement referred to below, by and between COMMAND SECURITY CORPORATION, a New York corporation (the "Company"), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CIT").

WHEREAS, the Company and CIT are parties to that certain Amended and Restated Financing Agreement dated as of March 22, 2006, as amended by that certain First Amendment and Consent to Amended and Restated Financing Agreement, dated as of June 13, 2006 (such agreement, as may be further amended, restated, supplemented, modified or otherwise changed from time to time, the "Financing Agreement"), pursuant to which CIT has agreed to make revolving credit loans to the Company from time to time in an aggregate amount at any time outstanding not to exceed the Revolving Line of Credit (as defined in the Financing Agreement); and

WHEREAS, the Company has requested that CIT amend certain provisions of the Financing Agreement, and CIT has agreed to do so on and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.  Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

2.  Definitions in the Financing Agreement. Section 1 of the Financing Agreement is hereby amended as follows:

(a)  The definition of the term "Borrowing Base" is hereby amended and restated in its entirety to read as follows:

"'Borrowing Base' shall mean (without duplication) (a) the sum of (i) eighty-five percent (85%) of the Company’s aggregate outstanding Eligible Accounts Receivable; provided, however, that if the then Dilution Percentage is greater than five percent (5%), then the rate of advance herein shall be reduced by the amount of such excess Dilution Percentage, plus (ii) the lesser of (A) 75% of the Company’s aggregate outstanding Eligible Unbilled Accounts Receivable or (B) $2,500,000.00, plus (iii) eighty-five percent (85%) of the aggregate outstanding Delta Receivables of up to (but not exceeding) $1,500,000, less (b) any applicable Availability Reserves. For purposes of calculating the Borrowing Base, no Trade Accounts Receivable of the Company may constitute at the same time both Eligible Accounts Receivable and Eligible Unbilled Accounts Receivable."

(b)  The definition of the term "Delta Receivables" is hereby amended and restated in its entirety to read as follows:

"'Delta Receivables' shall mean the Company’s Accounts which arise from the rendition of services to Delta Airlines in accordance with agreements entered into with Delta Airlines on or after Delta Airline’s commencement of cases under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court, so long as such Accounts do not remain unpaid for more than forty-five (45) days from invoice date."

3.  Expenses. Section 8.6 of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

"8.6. The Company shall pay CIT’s standard charges and fees for CIT’s agents and/or personnel used by CIT for reviewing the books and records of the Company and for verifying, testing, protecting, safeguarding, preserving or disposing of all or any part of the Collateral (which fees shall be in addition to the Administrative Management Fee and any Out-of-Pocket Expenses, and are currently billed at the rate of $850.00 per examiner per day); provided, however, that so long as no Event of Default shall have occurred and be continuing, the Company shall not be obligated to reimburse CIT for more than two (2) field exams during any calendar year."

4.  Conditions Precedent. The effectiveness of this Amendment is subject to the fulfillment, in a manner satisfactory to CIT, of each of the following conditions precedent (the first date upon which all such conditions shall have been fulfilled or waived being herein called the "Second Amendment Effective Date"):

(a)  Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 7 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to CIT pursuant hereto on or prior to the Second Amendment Effective Date shall be correct in all material respects on and as of the Second Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b)  Delivery of Amendment. CIT shall have received on or before the Second Amendment Effective Date, counterparts of this Amendment which bear the signatures of the Company and CIT.

(c)  Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to CIT and its counsel.

(d)  Out-of-Pocket-Expenses. The Company shall have paid to CIT, in immediately available funds, an amount equal to the amount of all Out-of-Pocket-Expenses which were incurred by CIT in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents. Such Out-of-Pocket-Expenses shall be due and payable in full on the date hereof and may, at CIT’s option, be charged to the Company’s Revolving Loan Account.

5.  Representations and Warranties. The Company hereby represents and warrants to CIT as follows:

(a)  Representations and Warranties; No Event of Default. The representations and warranties herein, in Section 7 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to CIT pursuant hereto on or prior to the Second Amendment Effective Date are correct in all material respects on and as of the Second Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such date); and no Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b)  Organization, Good Standing, Etc. The Company has all requisite power and authority to execute, deliver and perform this Amendment, and to perform the Financing Agreement, as amended hereby.

(c)  Authorization, Etc. The execution, delivery and performance by the Company of this Amendment, and the performance by the Company of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action on the part of the Company, (ii) do not and will not contravene the Company’s charter or by-laws, any applicable law or any material contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

(d)  Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required in connection with the due execution, delivery and performance by the Company of this Amendment, or for the performance of the Financing Agreement, as amended hereby.

(e)  Enforceability of Loan Documents. Each of this Amendment, the Financing Agreement, as amended hereby, and each other Loan Document to which the Company is a party is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

6.  Miscellaneous.

(a)  Continued Effectiveness of the Financing Agreement. Except as otherwise expressly provided herein, the Financing Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Second Amendment Effective Date (i) all references in the Financing Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which the Company is a party to the "Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of CIT under the Financing Agreement or any other Loan Document, nor constitute an amendment or waiver of any provision of the Financing Agreement or any other Loan Document.

(b)  Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally effective as delivery of a manually executed counterpart.

(c)  Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d)  Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

(e)  Amendment as Loan Document. The Company hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if any representation or warranty made by the Company under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made or if the Company fails to perform, keep, or observe any term, provision, condition, covenant, or agreement contained in this Amendment.

(f)  Collateral. The Company confirms and agrees that to the extent that any Loan Document purports to assign or pledge to CIT, or to grant to CIT a lien on any collateral as security for the Obligations of the Company from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a lien is hereby ratified and confirmed in all respects.

(g)  Waiver of Jury Trial. EACH OF THE COMPANY AND CIT HEREBY IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Company:

COMMAND SECURITY CORPORATION, a New York corporation

By:
Name:
Title:

CIT:

THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation

By:
Name:
Title: